UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015 (December 10, 2015)

NewLink Genetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2503 South Loop Drive Ames, IA		50010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 296-5555

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01.    Other Events.

On December 10, 2015, NewLink Genetics Corporation (the "Company") announced that it reached the enrollment goal for NLG2101, a randomized Phase 2 study of indoximod in combination with taxane chemotherapy for patients with metastatic breast cancer. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Also on December 10, 2015, the Company announced the presentation of preliminary safety data from NLG2101, a randomized Phase 2 clinical trial evaluating an IDO pathway inhibitor in combination with taxane-based chemotherapy for patients with breast cancer. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.
On December 15, 2015, the Company announced the completion of enrollment in the Phase 3 PILLAR (Pancreatic Immunotherapy with algenpantucel-L for Locally Advanced non-Resectable cancer) clinical trial of algenpantucel-L for patients with borderline resectable or locally advanced unresectable pancreatic cancer. The press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 10, 2015, entitled “NewLink Genetics Reaches Enrollment Goal for Randomized Phase 2 Trial of Indoximod for Patients with Metastatic Breast Cancer”
99.2
Press Release, dated December 10, 2015, entitled "NewLink Genetics Corporation Presents Preliminary Safety Data From Randomized Phase 2 Trial of Indoximod, an IDO Pathway Inhibitor, at San Antonio Breast Cancer Symposium"

99.3
Press Release, dated December 15, 2015, entitled "NewLink Genetics Corporation Completes Enrollment of Phase 3 PILLAR Trial Evaluating Algenpantucel-L for Patients With Locally Advanced Pancreatic Cancer"

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    December 15, 2015

NewLink Genetics Corporation

By:	/s/ John B. Henneman III
John B. Henneman III
Its:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated December 10, 2015, entitled “NewLink Genetics Reaches Enrollment Goal for Randomized Phase 2 Trial of Indoximod for Patients with Metastatic Breast Cancer”
99.2
Press Release, dated December 10, 2015, entitled "NewLink Genetics Corporation Presents Preliminary Safety Data From Randomized Phase 2 Trial of Indoximod, an IDO Pathway Inhibitor, at San Antonio Breast Cancer Symposium"

99.3
Press Release, dated December 15, 2015, entitled "NewLink Genetics Corporation Completes Enrollment of Phase 3 PILLAR Trial Evaluating Algenpantucel-L for Patients With Locally Advanced Pancreatic Cancer"